UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 21, 2003
Date of report (Date of earliest event reported)

BIG BUCK BREWERY & STEAKHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20845	38-3196031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 South Wisconsin Street
Gaylord, Michigan 49734
(Address of Principal Executive Offices, including Zip Code)

(989) 731-0401
(Registrant’s Telephone Number, including Area Code)

ITEM 5	Other Events

Closure of Grand Rapids Unit

At the end of business on Sunday, September 21, 2003, the company closed its restaurant in Grand Rapids, Michigan.  In fiscal year 2002, the company recorded asset impairment charges of $800,000 to write-down the building and improvements of the Grand Rapids unit.  For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

ITEM 7		Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits.

		99	Press release dated September 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 22, 2003.

BIG BUCK BREWERY & STEAKHOUSE, INC .

By:	/s/	Anthony P. Dombrowski
Anthony P. Dombrowski President, Chief Executive Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated September 22, 2003.